UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

AIB Data Centers Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43194	39-2631241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Ste 1010, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 493-2993
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AIB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On September 4, 2026, AIB Data Centers Inc. (the “Company”) entered into two interdependent definitive agreements to acquire certain real property and related assets located in Texas, comprising approximately 29.385 acres for development as a data center site (the “Transaction”) with an existing 15 MW of primary electric service on Property A and up to 40 MW of primary electric service to be delivered to Property B upon the date that the facilities are placed in service. The Transaction is structured as two linked, concurrently closing components and the aggregate consideration for the Transaction is approximately $17,225,400.

Purchase and Sale Agreement (the “PSA”)

The Company entered into a Purchase and Sale Agreement, dated September 4, 2026, with a local seller (“Seller A”), pursuant to which the Company agreed to acquire approximately 5.00 acres of real property located in Texas (“Property A”), together with all improvements, easements, mineral, oil and gas rights, water rights, and related interests, for a purchase price of $8,250,000 payable in cash at closing. Property A is currently served by an existing Facilities Extension Agreement with a local utility provider (the “Utility Company”) providing 15 MW of primary electric service. There are no material relationships between the Company and Seller A other than with respect to the Purchase and Sale Agreement.

Membership Interest Purchase Agreement (the “MIPA”)

Concurrently with the PSA, the Company entered into a Membership Interest Purchase Agreement, dated September 4, 2026, with another local seller (Seller B”), pursuant to which the Company agreed to acquire 100% of the interests in a Delaware limited liability company, which has the right to acquire fee simple title to approximately 24.385 acres of adjacent real property in Texas (“Property B”). There are no material relationships between the Company and Seller B other than with respect to the Membership Interest Purchase Agreement.

The purchase price under the MIPA is $8,975,400, of which $2,975,400 is payable at closing and $6,000,000 (the “Deferred Payment”) is payable to Seller B on the date that the Utility Company places the Property B facilities in service (the “Release Date”). The Deferred Payment is secured by an irrevocable standby letter of credit issued by JPMorgan Chase Bank, N.A. in the amount of $6,000,000 for the benefit of Seller B. If the Release Date has not occurred on or prior to December 31, 2028, the Company may substitute a parent guaranty for the letter of credit, subject to certain creditworthiness requirements. Property B is supported by a Facilities Extension Agreement with the Utility Company (the “Property B FEA”) providing for 40 MW of primary electric service. Performance security under the Property B FEA is supported by a separate irrevocable standby letter of credit issued by JPMorgan Chase Bank, N.A. in the amount of $1,754,640 for the benefit of the Utility Company.

The foregoing descriptions of the PSA and the MIPA do not purport to be complete and are qualified in their entirety by reference to the redacted text of such agreements, copies of which are filed (with certain portions redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K) as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 — Completion of Acquisition or Disposition of Assets.

On September 11, 2026, AIB Data Centers Inc. (the “Company”) completed its acquisition of certain real property and related assets located in Texas, for development as a data center site, pursuant to the two interdependent agreements described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Transaction described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference, on September 11, 2026, the Company incurred the following obligations:

Deferred Payment Obligation

Pursuant to the MIPA, the Company is obligated to pay to Seller B a deferred purchase price installment of $6,000,000 (the “Deferred Payment”) on the date that the Utility Company places the Property B facilities in service (the “Release Date”). If the Release Date has not occurred on or prior to December 31, 2028, the Company may, subject to certain creditworthiness requirements, substitute a parent guaranty for the letter of credit described below.

Standby Letters of Credit

At Closing, the Company caused JPMorgan Chase Bank, N.A. to issue two irrevocable standby letters of credit: (i) a $6,000,000 letter of credit for the benefit of Seller B securing the Deferred Payment, drawable upon, among other things, failure to pay the Deferred Payment when due or certain bankruptcy-related events; and (ii) a $1,754,640 letter of credit for the benefit of the Utility Company securing performance obligations under the Facilities Extension Agreement for 40 MW of primary electric service to Property B. Each letter of credit expires on August 30, 2027 and renews automatically for successive twelve-month periods. The aggregate face amount of the two letters of credit is $7,754,640. If drawn, the Company would be obligated to reimburse JPMorgan Chase Bank, N.A. for any amounts paid thereunder.

The foregoing descriptions are qualified in their entirety by reference to the redacted text of the PSA and the MIPA, copies of which are filed (with certain portions redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K) as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this Current Report are forward-looking statements. Forward-looking statements may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology and include, but are not limited to, statements regarding the planned development of the acquired properties as data center infrastructure, the anticipated availability and timing of electric capacity under the Facilities Extension Agreements, the expected energization and placement in service of Property B facilities, the Company’s ability to attract and contract with AI, HPC, and other data center customers for the acquired sites, the intended use and development timeline of the acquired properties, and the Company’s broader growth and development pipeline. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the performance of utility counterparties under the Facilities Extension Agreements, delays in permitting and regulatory approvals, utility interconnection and energization timing, tariff and rate changes, equipment availability, supply chain conditions, contractor performance, site development and construction execution, environmental and land-use conditions affecting the acquired properties, the ability to attract and retain key personnel to manage the business effectively, competition from existing or new data center offerings that may emerge, potential impairment of the deferred payment obligation or letters of credit, and broader market and economic conditions. These risks, uncertainties and other factors are described more fully in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These risks, uncertainties and other factors are, in some cases, beyond the Company’s control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward-looking statements contained in this Current Report are made as of the date hereof, and the Company undertakes no duty to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which it hereafter becomes aware, except as required under applicable law.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Purchase and Sale Agreement, dated September 4, 2026, by and between AIB Data Centers Inc. and [***]
10.2*	Membership Interest Purchase Agreement, dated September 4, 2026, by and between AIB Data Centers Inc. and [***]
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2026	AIB Data Centers Inc.

/s/ Jerry Tang
	Name:	Jerry Tang
	Title:	Chief Executive Officer

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